UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2020

DYNATRACE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39010	47-2386428
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road, Suite 116 Waltham, MA	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 530-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 ☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 ☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
 ☐                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	DT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
 If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into Material Definitive Agreement.

On February 6, 2020, Dynatrace LLC (the “Borrower”) and Dynatrace Intermediate LLC (“Holdings”), each a Delaware limited liability company and wholly-owned subsidiary of Dynatrace, Inc. (the “Company”), entered into a repricing amendment (the “Credit Agreement Amendment”), which amends the Senior Secured First Lien Credit Agreement, dated as of August 23, 2018, among the Borrower, Holdings, the lenders from time to time party thereto and Jefferies Finance LLC as administrative agent (as amended prior to the date of the Credit Agreement Amendment, the “Credit Agreement”).

The Credit Agreement Amendment (i) reduces the applicable margin for the term loans issued under the Credit Agreement to 2.25% for LIBOR loans and 1.25% for base rate loans, (ii) reduces the applicable margin for revolving credit loans advanced under the Credit Agreement to 2.25% for LIBOR loans and 1.25% for base rate loans, (iii) increases the letter of credit sublimit from $15,000,000 to $25,000,000 and (iv) provides for customary LIBOR successor rate provisions in the event LIBOR is no longer generally adopted as the benchmark rate for syndicated loans.

Certain of the participants in the Credit Agreement Amendment and/or their respective affiliates, have provided, and may in the future from time to time provide, certain commercial and investment banking, financial advisory and/or other services in the ordinary course of business for the Company and/or its subsidiaries, for which they have in the past, and may in the future receive, customary fees and commissions.

The foregoing summary of the Second Credit Agreement Amendment is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth above under Item 1.01 is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description
10.1
Second Amendment to Senior Secured First Lien Credit Agreement dated February 6, 2020, by and among Dynatrace LLC, Dynatrace Intermediate LLC, the lenders party thereto and Jefferies Finance LLC as administrative agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynatrace, Inc.

Date: February 6, 2020	By:	/s/ Kevin C. Burns
Kevin C. Burns
Chief Financial Officer and Treasurer
(Principal Financial Officer)